EXHIBIT 10.12

Mr. Dan K. Wassong
c/o Del Laboratories, Inc.
178 EAB Plaza, 8th floor
Uniondale, NY 11556

           Re:       AMENDMENT TO EMPLOYMENT AGREEMENT

Dear Mr. Wassong:

           Reference is made to the employment agreement as of dated July 1, 1999 (the "AGREEMENT"), between you ("EXECUTIVE") and
           ---------                  ---------
Del Laboratories, Inc. ("DEL").
                         ---

     Pursuant to the provisions of Section 18 of the Agreement, the undersigned, intending to be legally bound, hereby modify the Agreement as follows:

     1. Effective as of July 1, 1999, subsection 9(b)(iv) of the Agreement is deleted in its entirety.

     2. In all other respects, the Agreement is hereby republished and remains in full force and effect subject to the continuing right to modify the said Agreement pursuant to the said Section 18.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals this 22nd day of April, 2002.


Attest:                             DEL LABORATORIES, INC.

                                    /s/ Gene Wexler
/s/ Donna Waskowitz                  By: Gene Wexler
                                     Vice President and General Counsel

Witness

/s/ Ray Alicea                      /s/ Dan K. Wassong
                                        Dan K. Wassong

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